Exhibit 99.4

10/98

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,560,653,543.40
Beginning of the Month Finance Charge Receivables:            $   109,535,727.38
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 2,670,189,270.78

Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00

Additional Principal Receivables:                             $   133,568,171.87
Additional Finance Charge Receivables:                        $       922,650.24
Additional Total Receivables:                                 $   134,490,822.11

Discounted Receivables Generated this Period:                 $             0.00

End of the Month Principal Receivables:                       $ 2,606,297,821.32
End of the Month Finance Charge Receivables:                  $   108,344,082.86
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 2,714,641,904.18

Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $ 2,375,000,000.00
End of the Month Transferor Amount                            $   231,297,821.32
End of the Month Transferor Percentage                                     8.87%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                                  $    56,689,490.22
       60-89 Days Delinquent                                  $    41,838,760.68
       90+ Days Delinquent                                    $    74,697,798.09

       Total 30+ Days Delinquent                              $   173,226,048.99
       Delinquent Percentage                                               6.38%

10/98

Defaulted Accounts During the Month                           $    10,544,300.69
Annualized Default Percentage                                              4.94%

Principal Collections                                             338,980,911.74
Principal Payment Rate                                                    13.24%

Total Payment Rate                                                        14.43%

INVESTED AMOUNTS

       Class A Initial Invested Amount                        $   322,000,000.00
       Class B Initial Invested Amount                        $    28,000,000.00

INITIAL INVESTED AMOUNT                                       $   350,000,000.00

       Class A Invested Amount                                $   368,000,000.00
       Class B Invested Amount                                $    32,000,000.00

INVESTED AMOUNT                                               $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.58%
PRINCIPAL ALLOCATION PERCENTAGE                                           15.58%

MONTHLY SERVICING FEE                                         $       666,666.66

INVESTOR DEFAULT AMOUNT                                       $     1,642,802.05

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               92.00%

       Class A Finance Charge Collections                     $     7,103,415.36
       Other Amounts                                          $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     7,103,415.36

       Class A Monthly Interest                               $     1,854,258.77
       Class A Servicing Fee                                  $       613,333.33
       Class A Investor Default Amount                        $     1,511,377.89

TOTAL CLASS A EXCESS SPREAD                                   $     3,124,445.37

10/98

REQUIRED AMOUNT                                               $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                8.00%

       Class B Finance Charge Collections                     $       617,688.30
       Other Amounts                                          $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       617,688.30

       Class B Monthly Interest                               $       164,795.45
       Class B Servicing Fee                                  $        53,333.33

TOTAL CLASS B EXCESS SPREAD                                   $       399,559.52

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $     3,524,004.89

       Excess Spread Applied to Required Amount               $             0.00

       Excess Spread Applied to Class A Investor              $             0.00
       Charge Offs

       Excess Spread Applied to Class B                       $       131,424.16
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                 $             0.00
       Class B Invested Amount

       Excess Spread Applied to Monthly Cash                  $        27,022.22
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $             0.00
       Account

       Excess Spread Applied to other amounts owed            $             0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $     3,365,558.51

10/98

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    19,305,664.73

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to           $             0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $             0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to           $             0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to           $             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $             0.00
       other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.68%
       Base Rate (Prior Month)                                             7.86%
       Base Rate (Two Months Ago)                                          7.91%

THREE MONTH AVERAGE BASE RATE                                              7.82%

       Portfolio Yield (Current Month)                                    18.23%
       Portfolio Yield (Prior Month)                                      12.33%
       Portfolio Yield (Two Months Ago)                                   12.75%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       14.44%

10/98

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                          $    48,544,252.85

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

       Class B Principal Collections                          $     4,221,239.37

TOTAL PRINCIPAL COLLECTIONS                                   $    52,765,492.22

REALLOCATED PRINCIPAL COLLECTIONS                             $
                                                              $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                         $             0.00
       Deficit Controlled Amortization Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                         $             0.00
       Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    52,765,492.22
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

10/98

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $    52,000,000.00
       Available Cash Collateral Amount                       $    52,000,000.00

TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                                   First USA Bank, NA
                                                   as Servicer


                                                   By: /s/ Tacie H. Klein
                                                       -------------------------
                                                       Tracie H. Klein
                                                       Vice President